UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2007

ANGELICA CORPORATION
(Exact name of Company as specified in its charter)

Missouri	1-5674	43-0905260
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

424 South Woods Mill Road
Chesterfield, Missouri		63017-3406
(Address of principal executive offices)		(Zip Code)

(314) 854-3800
(Company’s telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

The Company timely submitted its annual certification by the Chief Executive Officer to the New York Stock Exchange within 30 days of its Annual Meeting of Shareholders in 2005. The certification stated the Company’s compliance with the New York Stock Exchange’s corporate governance listing standards without qualification. This information was inadvertently omitted from the Company’s Fiscal Year 2005 Annual Report to Shareholders. The Company also timely submitted its annual certification by the Chief Executive Officer to the New York Stock Exchange within 30 days after its Annual Meeting of Shareholders in 2006. Disclosure with respect to this certification will be made by the Company in the Company’s Fiscal 2006 Annual Report to Shareholders. Disclosure of filings of such certifications will be made in the Company’s annual report to shareholders in future years, to the extent required.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2007

ANGELICA CORPORATION

/s/ Steven L. Frey
Steven L. Frey, Vice President, General
Counsel and Secretary